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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 21, 2003

                     Accredited Mortgage Loan Trust 2003-1.
                -------------------------------------------------
                       (Issuer with respect to Securities)

                          Accredited Home Lenders, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             California                   333-100619              33-0426859
---------------------------------  ------------------------  -------------------
 (State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
         Incorporation)                                      Identification No.)


    Attention: General Counsel
    15030 Avenue of Science,
           Suite 100
           San Diego, CA                                           92128
---------------------------------                            -------------------
      (Address of principal                                      (Zip Code)
        executive offices)


Registrant's Telephone Number,
including area code:                                              (858) 676-2100
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                                    No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events
         ------------

       Incorporation of Certain Documents by Reference
       -----------------------------------------------

       The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2002 and December 31, 2001, and for each of the years in the three-year period ended December 31, 2002, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2003, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2003 and for the periods ending March 31, 2003 and March 31, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2003 (filed with Securities and Exchange Commission on May 15, 2003), and the Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 24, 2003, February 28, 2003, March 4, 2003, March 20, 2003, March 26, 2003, March 31, 2003
and April 21, 2003, as such Current Reports related to Ambac Assurance, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-100619) of the registrant; and (iii) the prospectus supplement, and shall be deemed to be part hereof and thereof.

       Consent
       -------

       In connection with the issuance of the Accredited Mortgage Loan Trust 2003-1, Asset-Backed Notes, Class A-1, Class A-2 and Class A-3 (the "Notes"), the registrant is filing herewith the consent of KPMG LLP to the use of its name and the incorporation by reference of its report in the prospectus supplement relating to the issuance of the Notes. The consent of KPMG LLP is attached hereto as Exhibit 23.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibit:


       Exhibit No.         Description
       -----------         -----------

       23.1                Consent of KPMG LLP
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ACCREDITED HOME LENDERS, INC.


                                           By: /s/ James A. Konrath
                                              ----------------------------------
                                           Name:  James A. Konrath
                                           Title: Chief Executive Officer
Dated:  May 21, 2003

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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.       Description
-----------       -----------

  23.1            Consent of KPMG LLP